Filed pursuant to Rule 497(e)

File Nos. 333-148624 and 811-22167

ALLIANZ FUNDS MULTI-STRATEGY TRUST

Supplement Dated July 27, 2010

to the Statutory Prospectus for Class A, B, C and R Shares of Allianz Multi-Strategy Funds

Dated April 1, 2010 (as revised June 22, 2010)

and the Statutory Prospectus for Institutional Class, Class P, Administrative Class and Class D Shares of Allianz Multi-Strategy Funds Dated April 1, 2010 (as revised June 22, 2010)

Disclosure Related to Allianz RCM China Equity Fund

Within the Fund Summary relating to the Allianz RCM China Equity Fund in the Prospectus, the subsection entitled “Management of the Fund – Portfolio Manager” is hereby restated in its entirety as follows:

Christina Chung, CFA, Senior Portfolio Manager and lead manager of China/Hong Kong equity mandates at RCM Asia Pacific Limited, has managed the Fund since its inception in 2010.

The information relating to the Allianz RCM China Equity Fund contained in the table under “Management of the Funds – Sub-Advisers – RCM” in the Prospectus is hereby restated in its entirety as follows:

Allianz Fund	Portfolio Managers	Since	Recent Professional Experience
RCM China Equity Fund	Christina Chung	2010 (Inception)	Senior Portfolio Manager and lead manager of China/Hong Kong equity mandates at RCM AP. She has 21 years’ experience in managing Asian regional and single country portfolios for institutional and retail accounts. Prior to joining RCM AP in 1998, Ms. Chung was a senior portfolio manager with Royal Bank of Canada Investment Management. Prior to joining the Royal Bank of Canada Investment Management, Ms. Chung was a portfolio manager with Search International and an economist with HSBC Asset Management. She is a CFA charterholder.

Filed pursuant to Rule 497(e)

File Nos. 333-148624 and 811-22167

ALLIANZ FUNDS MULTI-STRATEGY TRUST

Supplement Dated July 27, 2010

to the Statement of Additional Information of Allianz Multi-Strategy Funds

Dated April 1, 2010 (as revised July 1, 2010)

Disclosure Related to Allianz Multi-Strategy Funds

Effective August 1, 2010, the third paragraph within the subsection entitled “Purchases, Exchanges and Redemptions” in the section entitled “Distribution of Trust Shares” in the SAI is hereby restated in its entirety as follows:

The minimum initial investment for shares of the Institutional Class, Class P and Administrative Class is $1 million, except that the minimum investment may be modified for certain financial intermediaries that submit trades on behalf of underlying investors. The Fund or the Distributor may lower or waive the minimum initial investment for certain categories of investors at their discretion, including for Trustees, officers and employees of the Funds, the Manager, the Sub-advisers and the Distributor and their immediate family members, and trusts or plans primarily for the benefit of such persons. The minimum initial investment for single defined contribution plans is $100,000, unless the plan has 250 eligible participants or is associated with an existing plan that meets the minimum investment criteria. The investment minimum for shareholders with existing accounts is $200,000, provided that the current market value of the account is at least $1,000,000. For omnibus accounts, all minimums stated above apply at the omnibus level and not at the underlying investor level.

Disclosure Related to Allianz RCM China Equity Fund

The subsection captioned “RCM, AGIA and RCM AP” in the section titled “Portfolio Manager Compensation, Other Accounts Managed and Conflicts of Interest” under “Management of the Trust” is revised to indicate that Richard Wu no longer serves as a portfolio manager of the Allianz RCM China Equity Fund. Christina Chung continues to serve as portfolio manager of the Allianz RCM China Equity Fund.